Exhibit 10.19

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”), dated as of November 10, 2023 (the “Effective Date”), is entered into by and between SWIF II DATACOM INVESTMENT CO. TOWERS, LLC, a Delaware limited liability company (“Purchaser”), and HEMPHILL, LLC, an Oklahoma limited liability company (“Seller”). Capitalized terms used herein and not otherwise defined will have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

A.           Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of August 23, 2023, as amended by that First Amendment to Purchase and Sale Agreement dated October 24, 2023 (the “Purchase Agreement”).

B.            Seller and Purchaser desire to further amend the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.	Closing Date. The Closing Date for those Tower Sites set forth on the attached Exhibit A shall be no later than November 30, 2023.

2.	No Further Amendment. Except as expressly modified by this Amendment, the Purchase Agreement will remain unmodified and in full force and effect.

3.	Counterparts. This Amendment may be executed in any number of counterparts (including electronically-transmitted counterparts), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

4.	Conflict. To the extent there is a conflict between the terms and provisions of this Amendment and the Purchase Agreement, the terms and provisions of this Amendment will govern.

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IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed and delivered as of the Effective Date.

SELLER:

HEMPHILL, LLC

By:	/s/ John R. Hemphill
Name:	John R. Hemphill
Title:	Authorized Manager

PURCHASER:

SWIF II DATACOM INVESTMENT CO. TOWERS, LLC

By:	/s/ Scott Riggs
Name:	Scott Riggs
Title:	Chief Operating Officer

Exhibit A

1011 Vulcan

1490 Las Vegas

1492 Gatlinburg